Superior Proposal for 3D Systems to Combine with Stratasys JUNE 2, 2023 Exhibit 99.2

An Unparalleled Alternative for Stratasys Shareholders More Value. Higher Certainty. The Best Path Forward. Creates Unmatched Global Player in a Rapidly Scaling Industry 1 Delivers Exceptional Cost Synergies that Drive Significant Value Creation 2 Secures Improved Certainty of Value Through Stronger Financial Profile and Proven Leadership Team 3

Necessary Scale to Lead the Additive Manufacturing Industry 1 Source: Refinitiv Eikon as of 24-May-2023 1 Based on Fortune Business Insights, Grand View Research, Markets and Markets, Modor Research, and Wohlers Report ~21% 3D Printing Market Expected Annual Growth in the next 5 to 7 years1 Creates the Most Compelling Additive Manufacturing Pure-Play Stock In an Attractive and Growing Industry

1 Comprehensive Offering of Additive Technologies

	Dental	VSP & Anatomical Models	Medical Devices	Automotive	Aerospace	Durable Goods	Bio Printing	Desktop
Inkjet (Poly)	✓	✓				✓		
Inkjet (Wax)	✓			✓		✓		
CJP		✓				✓		
Small-Med Format FDM (Filament)				✓	✓	✓	✓	✓
Large Format FFF (Pellets)				✓	✓	✓		
DLP (Fig4 / Origin)	✓			✓		✓	✓	✓
SLA	✓	✓		✓	✓	✓		
SLS (Laser Based Fusion)		✓	✓	✓	✓	✓		
SAF (Powder Bed Fusion)		✓	✓	✓	✓	✓		
DMP Metals	✓		✓	✓	✓	✓		

✓ 3D SYSTEMS + stratasys

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1 Unique Regenerative Medicine Growth Engine

3D Systems Bioprinting Leadership

3D SYSTEMS	United Therapeutics Corporation	Volumetric
35+ Years of developing advanced 3D printing applications	Organ development partnership since 2017	Acquired in 2021 to expand bioprinting capabilities

Human Organs (Lung, Kidney, and Liver)

3D SYSTEMS | United Therapeutics Corporation

3D printed human lung scaffold



Most Complex Object Ever 3D Printed:

- 2 Lobes
- 5,000 kilometers of vasculature
- 213 Million Alveoli
- 44 Trillion Voxels

2026 — Targeting First in Human Trials (Lungs)

Non-Organ Tissues

Vascularized Breast Tissue Scaffold
for Implantation & Cellularization



Drug Development

systemicBIO™ a 3D Systems company

Bioprinted "Organ-on-a-chip"
can accurately replicate organ-specific drug response in pre-clinical drug trials


h-VIOS$_2$ chip
with perfused vasculature

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Significant Cost Synergies 2 Breakdown of Expected Synergies $100mm of cost synergies SG&A savings Supply chain efficiencies Eliminate overlapping functions Effective global services support R&D integration: Design-for-cost initiatives and complementary development opportunities Ability to leverage combined portfolio of R&D investments COGS optimization Optimized supply chain Footprint rationalization Potentially Meaningful Revenue Opportunities Not Yet Estimated

2 Scaled, Reliable and Financially Robust Partner for Our Customers

	3D SYSTEMS		stratasys				3D SYSTEMS + stratasys
FY24E Revenue	$589mm	+	$694mm	+	Joint Revenue Opportunities	=	>$1,280mm
FY24E Free Cash Flow	$26mm	+	$15mm	+	~$100mm Cost Synergies[1]	=	~$120mm *Combined Free Cash Flow*

Source: All number from Refinitiv Eikon consensus estimates as of 24-May-2023 | [1]Pre-Tax, assumes 20% illustrative tax rate on synergies.

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3 Significant Value Creation: 3D SYSTEMS + stratasys



$ 1.1B
$ 1.2B
$ 1.5B
Illustrative 15x Capitalization Multiple on $100mm Synergies
$(0.6)B
$ 3.2B
~40%
Stratasys Ownership in Combined Entity
$ 1.8B
$ 0.5
(Cash Consideration)
$ 1.3
(Stock Consideration)
~$25
Implied Stratasys Value per Share
~70%
Value Uplift to Stratasys Shareholders
Stratasys Equity Value[1]
3D Systems Equity Value[2]
Illustrative Value of Cost Synergies (Capitalized)
Reduction in Combined Cash[3]
Combined Equity Value
Value Creation to Sabre Shareholders

Note: Equity values and value uplift calculated based on 60-day VWAPs for Stratasys and 3D Systems as of 24-May-2023. Excludes potential value of NOLs of the combined company. [1]Assumes basic shares outstanding of 68.1mm, stock options of 1.6mm at a weighted average exercise price of $27.62, and restricted stock units of 4.0mm. [2] Assumes basic shares outstanding of 131.2mm, stock options of 0.4mm at a weighted average exercise price of $13.26, and restricted stock units of 4.2mm. [3] Including cash consideration paid to Stratasys shareholders, Desktop Metal termination fee, and illustrative transaction costs.

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Industry Agrees that Driving Scale is Critical to Achieving Profitability 3 “The problem of this industry (…) no one has scale. So we want to scale. We want an inflection point. We want to be in manufacturing, but at the same time, we don't have the scale to do it. It's all about scale. And we can, as an industry, wait for this scale, but we need the power around in order to be able really to scale (…). And the scale is solving all those challenges that you mentioned, all of them without the scale, we would never be in 10% to 12% EBITDA margin ever” - Yoav Zeif, Stratasys, CEO “Scale is the most important thing in reaching a high level of profitability” - Ric Fulop, Desktop Metal, Co-Founder & CEO Source: Stratasys / Desktop Metal Investor Call (25-May-2023)

Forward-Looking Statements Certain statements made in this document that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In many cases, forward-looking statements can be identified by terms such as “believes,” “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management’s beliefs, assumptions and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings “Forward-Looking Statements” and “Risk Factors” in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. In particular, we note that there is no assurance that a definitive agreement for the transaction referenced in this document will be entered into or consummated or that integration will be successful or synergies will be realized if such transaction were to be consummated. Business combination proposals, transactions and integrations are subject to numerous risks and uncertainties. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as of the date of the statement. 3D Systems undertakes no obligation to update or revise any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances, or otherwise, except as required by law.

Additional Information This communication does not constitute an offer to buy or sell or the solicitation of an offer to sell or buy any securities. This communication relates to a proposal which 3D Systems has made for a business combination with Stratasys. In furtherance of this proposal and subject to future developments, 3D Systems (and, if a negotiated transaction is agreed, Stratasys) may file one or more registration statements, proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement, registration statement, prospectus or other document that 3D Systems and/or Stratasys may file with the SEC in connection with the proposed transaction. Investors and security holders of 3D Systems and Stratasys are urged to read the proxy statement(s), registration statement, prospectus and/or other documents filed with the SEC carefully in their entirety if and when they become available as they will contain important information about the proposed transaction. Any definitive proxy statement(s) or prospectus(es) (if and when available) will be mailed to stockholders of 3D Systems and/or Stratasys, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by 3D Systems through the web site maintained by the SEC at http://www.sec.gov. This document shall not constitute an offer to buy or sell or the solicitation of an offer to sell or buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, 3D Systems and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about 3D Systems’ executive officers and directors in 3D Systems’ definitive proxy statement filed with the SEC on April 5, 2023. Additional information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements or other documents filed with the SEC if and when they become available. These documents (if and when available) may be obtained free of charge from the SEC’s website at http://www.sec.gov.